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                              ATLAS PEARLMAN, P.A.
                     350 East Las Olas Boulevard, Suite 1700
                         Fort Lauderdale, Florida 33301


                                  May 31, 2002


Joseph R. Forte
CyberCare, Inc.
2500 Quantum Lakes Drive
Suite 1000
Boynton Beach, Florida 33426

         RE:  ISSUANCE OF COMMON STOCK FOR SERVICE RENDERED

Mr. Forte:

         This letter shall serve as our agreement that CyberCare, Inc. (the "Company") shall immediately issue 500,000 shares of common stock of the Company to Atlas Pearlman, P.A., in consideration for legal services rendered.

         Please acknowledge your understanding and agreement to the foregoing, by signing this letter in the space provided below.

                                   Sincerely,

                                   -------------------- ,
                                   ATLAS PEARLMAN, P.A.


Acknowledged and Agreed:

CyberCare, Inc.

By:      ________________________________
Name:    Joseph R. Forte
Its:     Chief Executive Officer and President